                                    EXHIBIT A


ITEM 2. IDENTITY AND BACKGROUND

     Set forth below is a list of the partners of Okabena Partnershp K and their respective occupations. The business address for each partner is c/o Okabena Company, 5140 Norwest Center, 90 South Seventh Street, Minneapolis, MN 55402-4139. The answer to Item 2(d) and (e) for each partner is negative. Each partner who is a natural person is a United States citizen.

               NAME OF PARTNER                          OCCUPATION

1.             Orchard Trust U/A 5-27-70 LJD,
               END, RJD, JWD Trustees                   N/A

2.             DCD Marital Elect. Inc. Trust            N/A

3.             Edward N. Dayton Revocable Trust         Private Investor

4.             Edward N. Dayton Exemption Trust         N/A

5.             Sherry Ann Dayton                        Private Investor

6.             Christopher B. Dayton Rev. Tr.           Private Investor

7.             End Trust for Christopher                N/A

8.             Christopher B. Dayton Excl. Tr.          N/A

9.             Martha B. Dayton Revocable Tr.           N/A

10.            End Trust for Martha                     N/A

11.            Martha B. Dayton Exclusion Tr.           N/A

12.            Michael K. Dayton Revocable Tr.          Private Investor

13.            End Trust for Michael                    N/A

14.            Michael K. Dayton Exclusion Tr.          N/A

15.            Robert J. Dayton Revocable Tr.           Chief Executive Officer
                                                        (Private Investment
                                                        Company)

16.            Robert J. Dayton Trust                   N/A

17.            Robert J. Dayton Exemption Tr.           N/A

18.            Joan L. Dayton Revocable Tr.             Private Investor

               NAME OF PARTNER                          OCCUPATION

19.            James G. Dayton                          Architect

20.            RJD Trust for James                      N/A

21.            James G. Dayton Exclusion Tr.            N/A

22.            Tobin J. Dayton                          Environmentalist

23.            RJD Trust for Tobin                      N/A

24.            TJD Exclusion Trust                      N/A

25.            Mae F. Dayton                            Research Development
                                                        Director

26.            Scott N. Dayton                          Retailer

27.            RJD Trust for Scott                      N/A

28.            Scott N. Dayton Exclusion Tr.            N/A

29.            John W. Dayton Exemption Trust           N/A

30.            Chadwick L. Dayton                       Student

31.            Chadwick L. Dayton Trust                 N/A

32.            Chadwick L. Dayton Exclus. Tr.           N/A

33.            Whitney L. Dayton                        Student

34.            Whitney Loher Dayton Trust               N/A

35.            Whitney L. Dayton Exclusion Tr.          N/A

36.            Virginia Y. Dayton Revoc. Tr.            Private Investor

37.            Virginia Y. Dayton Term. Trust           N/A

38.            Mark B. Dayton                           State Auditor
                                                        State of Minnesota

39.            Brandt N. Dayton                         President, Brandt N.
                                                        Dayton & Co. (Art
                                                        Dealer)

40.            BND 1978 Family Trust                    N/A

41.            BBD 1966 Trust for BND                   N/A

42.            Christian B. Dayton                      Therapist

               NAME OF PARTNER                          OCCUPATION

43.            Marina B. Dayton                         Minor

44.            Marina Bliss Dayton Trust                N/A

45.            Alexander B. Dayton                      Minor

46.            Alexander B. Dayton Trust                N/A

47.            Lucy B. Dayton                           Veterinarian

48.            LBD 1985 Family Trust                    N/A

49.            BBD 1966 Trust for LBD                   N/A

50.            Lucy B. Dayton 1990 Term Trust           N/A

51.            Margaret Bliss O'Keefe                   Minor

52.            Margaret Bliss O'Keefe Trust             N/A

53.            Angus Dayton O'Keefe Trust               N/A

54.            Catherine Greer O'Keefe Trust            N/A

55.            Anne D. Buxton                           Artist

56.            BBD Trust for ADB                        N/A

57.            ADB & RMB Term Trust                     N/A

58.            Nicholas Sherman Buxton Trust            N/A

59.            Henry M. Buxton Irrev. Trust             N/A

60.            Wallace C. Dayton Revocable Tr.          Private Investor

61.            WCD 1978 Grandchildren's Trust           N/A

62.            Mary Lee Dayton Revocable Tr.            Private Investor

63.            Sally D. Clement Revocable Tr.           Therapist

64.            1983 SDC Children's Trust                N/A

65.            SDC-SMC 1985 Char. Term Trust            N/A

66.            Stephen M. Clement III                   Educator

67.            Theodore D. Clement                      Minor

68.            Theodore D. Clement Trust                N/A

               NAME OF PARTNER                          OCCUPATION

69.            Theodore D. Clement Exclus. Tr.          N/A

70.            Winston W. Clement                       Minor

71.            Winston W. Clement Trust                 N/A

72.            Winston W. Clement Exclus. Tr.           N/A

73.            Ellen D. Sturgis Revocable Tr.           Private Investor

74.            EDS 1978 Family Trust                    N/A

75.            Ellen 1985 Char. Term Trust              N/A

76.            Sheldon S. Sturgis Revoc. Tr.            President, ESCO
               Industries

77.            Matthew D. Sturgis                       Minor

78.            Matthew D. Sturgis Trust                 N/A

79.            Matthew D. Sturgis Exclus. Tr.           N/A

80.            Katherine L. Sturgis                     Private Investor

81.            Katherine L. Sturgis Trust               N/A

82.            Katherine L. Sturgis Excl. Tr.           N/A

83.            Rosamond G. Sturgis                      Minor

84.            Rosamond G. Sturgis Trust                N/A

85.            Rosamond G. Sturgis Excl. Tr.            N/A

86.            Katherine D. Nielsen Revoc. Tr.          Private Investor

87.            KDN 1980 Family Trust                    N/A

88.            Katherine 1984 Char. Term Trust          N/A

89.            Stuart A. Nielsen                        Artist

90.            Samuel D. Richardson                     Minor

91.            Samuel D. Richardson Trust               N/A

92.            Samuel D. Richardson Excl. Tr.           N/A

93.            Olivia Maren Nielsen                     Minor

94.            Olivia M. Nielsen Irrev. Trust           N/A

               NAME OF PARTNER                          OCCUPATION

95.            Elizabeth D. Dovydenas                   Private Investor

96.            EDD 1980 Family Trust                    N/A

97.            John D. Dovydenas                        Minor

98.            John D. Dovydenas Exclusion Tr.          N/A

99.            Elena L. Dovydenas                       Minor

100.           Elena L. Dovydenas Exclus. Tr.           N/A

101.           K.N. Dayton Revocable Trust              Private Investor

102.           1983 Oakleaf Trust U/A 11-1-83           N/A

103.           Julia W. Dayton Revocable Tr.            Private Investor

104.           C.J. Winton Trust U/A 8-1-35             N/A

105.           Judson M. Dayton Revocable Tr.           Private Investor

106.           JMD 1985 Family Trust                    N/A

107.           KND 1966 Trust for C&D                   N/A

108.           JMD 1985 Charitable Term Trust           N/A

109.           EJD 1988 Term Trust                      N/A

110.           Caroline Avery Dayton                    Minor

111.           Caroline Avery Dayton Trust              N/A

112.           Caroline A. Dayton Exclus. Tr.           N/A

113.           Davis Winton Dayton Trust                N/A

114.           Davis W. Dayton Exclusion Tr.            N/A

115.           Duncan N. Dayton Revocable Tr.           Real Estate Developer

116.           DND 1990 Family Trust                    N/A

117.           KND 1966 Trust for DND                   N/A

118.           Duncan N. Dayton Term Trust              N/A

119.           Katharine L. Kelly Revoc. Tr.            Private Investor

               NAME OF PARTNER                          OCCUPATION

120.           Douglas J. Dayton Revocable Trust        President, Dade, Inc.
                                                        (Medical Technology)

121.           David D. Dayton Revocable Tr.            Engineer, MTS Systems
                                                        (Engineering Firm)

122.           Newton Family Trust                      N/A

123.           Newton Term Trust                        N/A

124.           Vanessa D. Dayton Revocable Trust        Pathologist

125.           Isaac N. Dayton Irrev. Trust             N/A

126.           Caleb F. Dayton Irrev. Trust             N/A

127.           Steven J. Melander-Dayton Rev.           Private Investor

128.           SJMD 1985 Family Trust                   N/A

129.           SJMD 1985 Char. Term Trust               N/A

130.           A.M. Melander-Dayton Trust               N/A

131.           D.J. Melander-Dayton Trust               N/A

132.           Jaclyn Melander Irrev. Trust             N/A

133.           Allison Melander Irrev. Trust            N/A

134.           Bruce C. Dayton Revocable Tr.            Chef

135.           Pamela W. Ritz                           Private Investor

136.           Margot S. Ritz Irrev. Trust              N/A

137.           Charlotte A. Ritz Irrev. Trust           N/A

138.           Nicholas J. Braun Irrev. Trust           N/A

139.           Christopher D. Braun Ir. Trust           N/A

140.           Deeann L. Thompson                       Specialty Retailer

141.           Bruce C. Lueck                           President and Sole
                                                        Director
                                                        Okabena Investment
                                                        Services, Inc.

142.           Bruce C. Lueck - Service Ptnr.           President and Sole
                                                        Director
                                                        Okabena Investment
                                                        Services, Inc.

               NAME OF PARTNER                          OCCUPATION

143.           Gary S. Kohler                           Vice-President
                                                        Okabena Investment
                                                        Services, Inc.

144.           Gary S. Kohler - Service Partner         Vice-President
                                                        Okabena Investment
                                                        Services, Inc.

145.           GND 1936 Trust for DCD                   N/A

146.           DCD Trust Under Will                     N/A

147.           DCD 1966 Charitable Trust                N/A

148.           DCD 1967 Charitable Trust                N/A

149.           Edward N. Dayton Term Trust              N/A

150.           Robert J. Dayton Term Trust              N/A

151.           John W. Dayton Term Trust                N/A

152.           GBD Trust for BBD                        N/A

153.           GND 1936 Trust for WCD                   N/A

154.           GND 1950 Trust for WCD                   N/A

155.           GBD Trust for WCD                        N/A

156.           SDC 1986 Term Trust                      N/A

157.           SDC 1988 Term Trust                      N/A

158.           John D. Dovydenas Trust                  N/A

159.           Liudas Dovydenas Tr. for John            N/A

160.           Elena L. Dovydenas Trust                 N/A

161.           Liudas Dovydenas Tr. for Elena           N/A

162.           GND 1936 Trust for KND                   N/A

163.           GND 1950 Trust for KND                   N/A

164.           GBD Trust for KND                        N/A

165.           GND 1936 Trust for DJD                   N/A

166.           GBD Trust for DJD                        N/A

               NAME OF PARTNER                          OCCUPATION

167.           DJD '68 Char. Trust for I&C              N/A

168.           DJD '69 Char. Trust for I&C              N/A

169.           DJD '68 Trust for A&D                    N/A

170.           DJD '69 Char. Trust for A&D              N/A

171.           DJD '68 Char. Trust for BDC              N/A

172.           DJD '69 Char. Trust for BCD              N/A

173.           Okabena Investment Services, Inc.        N/A

174.        GND 1950 Trust for DJD                      N/A